Exhibit 99.03

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                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

                     FFCA FRANCHISE LOAN OWNER TRUST 1998-1

                    FRANCHISE LOAN BACKED NOTES SERIES 1998-1



                                      among



                     FFCA FRANCHISE LOAN OWNER TRUST 1998-1,
                                   as Issuer,


                          FFCA ACQUISITION CORPORATION,


                                       and


                        FFCA LOAN WAREHOUSE CORPORATION,
                                  as Depositor


                                       and


                   MORGAN STANLEY SECURITIZATION FUNDING INC.
                                  as Purchaser




                           dated as of January 1, 2001

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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.  Certain Defined Terms........................................   1
Section 1.02.  Other Definitional Provisions................................   3

                                   ARTICLE II

                     COMMITMENT, COMMITMENT FEE; CLOSING AND
                             FUTURE SERIES OF NOTES

Section 2.01.  Commitment...................................................   3
Section 2.02.  Commitment Fee...............................................   4
Section 2.03.  Closing......................................................   4
Section 2.04.  Commitment to Purchase Future Series.........................   4

                                   ARTICLE III

                TRANSFER DATES AND COLLATERAL VALUE EXCESS DATES

Section 3.01.  Transfer Dates and Collateral Value Excess Dates.............   5

                                   ARTICLE IV

               CONDITIONS PRECEDENT TO EFFECTIVENESS OF COMMITMENT

Section 4.01.  Closing Subject to Conditions Precedent......................   6

                                    ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF THE ISSUER, FFCA
                       ACQUISITION CORP. AND THE DEPOSITOR

Section 5.01.  Issuer.......................................................   9
Section 5.02.  Securities Act...............................................  11
Section 5.03.  No Fee.......................................................  11
Section 5.04.  Information..................................................  11
Section 5.05.  The Purchased Note...........................................  11
Section 5.06.  Use of Proceeds..............................................  11
Section 5.07.  FFCA Acquisition Corp. and the Depositor.....................  12
Section 5.08.  Taxes, etc...................................................  12
Section 5.09.  Financial Condition..........................................  12

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                                   ARTICLE VI

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

Section 6.01.  Organization.................................................  12
Section 6.02.  Authority, etc...............................................  12
Section 6.03.  Securities Act...............................................  13
Section 6.04.  Investment Company Act.......................................  13
Section 6.05.  Conflicts With Law...........................................  13
Section 6.06.  Conflicts With Agreements, etc...............................  13

                                   ARTICLE VII

        COVENANTS OF THE ISSUER, FFCA ACQUISITION CORP. AND THE DEPOSITOR

Section 7.01.  Information from the Issuer..................................  14
Section 7.02.  Access to Information........................................  14
Section 7.03.  Ownership and Security Interests; Further Assurances.........  14
Section 7.04.  Covenants....................................................  15
Section 7.05.  Amendments...................................................  15
Section 7.06.  With Respect to the Exempt Status of the Purchased Note......  15
Section 7.07.  Option to Purchase Future Series.............................  15

                                  ARTICLE VIII

                              ADDITIONAL COVENANTS

Section 8.01.  Legal Conditions to Closing..................................  16
Section 8.02.  Expenses.....................................................  16
Section 8.03.  Mutual Obligations...........................................  16
Section 8.04.  Restrictions on Transfer.....................................  16
Section 8.05.  Confidentiality..............................................  16
Section 8.06.  Determination of LIBOR.......................................  17
Section 8.07.  Opinions.....................................................  17

                                   ARTICLE IX

                                 INDEMNIFICATION

Section 9.01.  Indemnification of Purchaser.................................  17
Section 9.02.  Procedure and Defense........................................  18

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                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.01.  Amendments..................................................  18
Section 10.02.  Notices.....................................................  18
Section 10.03.  No Waiver; Remedies.........................................  19
Section 10.04.  Binding Effect; Assignability...............................  19
Section 10.05.  Provision of Documents and Information......................  19
Section 10.06.  Governing Law; Jurisdiction.................................  20
Section 10.07.  No Proceedings..............................................  20
Section 10.08.  Execution in Counterparts...................................  20
Section 10.09.  Reserved....................................................  20
Section 10.10.  Survival....................................................  20
Section 10.11.  Tax Characterization........................................  20
Section 10.12.  No Agency...................................................  21


Schedule I - Purchaser Account Information.................................. I-1
Schedule II - Information for Notices.......................................II-1

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          THIS AMENDED AND RESTATED  NOTE  PURCHASE  AGREEMENT  ("NOTE  PURCHASE
AGREEMENT") is entered into effective as of January 1, 2001, among FFCA Loan Trust 1998-1 (the "ISSUER"), FFCA Acquisition Corporation ("FFCA ACQUISITION CORP."), FFCA Loan Warehouse Corporation (the "DEPOSITOR"), and Morgan Stanley
Securitization   Funding  Inc.  ("MSSFI,"  and  in  its  capacity  as  Purchaser hereunder, the "PURCHASER") which amends and restates that certain Note Purchase Agreement, dated as of August 14, 1998 (the "ORIGINAL NOTE PURCHASE AGREEMENT") among the Issuer, FFCA Acquisition Corp., the Depositor and the Purchaser, as amended by Amendment No. 1 to the Note Purchase Agreement ("AMENDMENT NO. 1 TO THE ORIGINAL NOTE PURCHASE AGREEMENT"), dated as of October 30, 1998, Amendment No. 2 to the Note Purchase Agreement ("AMENDMENT NO. 2 TO THE ORIGINAL NOTE PURCHASE AGREEMENT"), dated as of March 18, 1999, Amendment No. 3 to the Note Purchase Agreement ("AMENDMENT NO. 3 TO THE ORIGINAL NOTE PURCHASE AGREEMENT"), dated as of August 27, 1999, and Amendment No. 4 to the Note Purchase Agreement ("AMENDMENT NO. 4 TO THE ORIGINAL NOTE PURCHASE AGREEMENT"), dated as of January 1, 2000, each among the Issuer, FFCA Acquisition Corporation, the Depositor and the Purchaser.

          WHEREAS, the parties hereto desire to amend and restate the Original Note Purchase Agreement, as amended by Amendment No. 1 to the Original Note Purchase Agreement, Amendment No. 2 to the Original Note Purchase Agreement, Amendment No. 3 to the Original Note Purchase Agreement and Amendment No. 4 to the Original Note Purchase Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Issuer, FFCA Acquisition Corp., the Depositor and the Purchaser hereby agree for the benefit of each of them to amend and restate the Original Note Purchase Agreement as amended by Amendment No. 1 to the Original Note Purchase Agreement, Amendment No. 2 to the Original Note Purchase Agreement, Amendment No. 3 to the Original Note Purchase Agreement and Amendment No. 4 to the Original Note Purchase Agreement in its entirety to read as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. CERTAIN DEFINED TERMS. Capitalized terms used herein without definition shall have the meanings set forth in the Indenture and the Sale and Servicing Agreement (as defined below), as applicable. Additionally, the following terms shall have the following meanings:

          "CLOSING" shall have the meaning set forth in Section 2.03.

          "CLOSING DATE" shall have the meaning set forth in Section 2.03.

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          "COMMITMENT"  means  the  commitment  of  the  Purchaser  to  Purchase
Additional Note Principal Balances pursuant to Section 2.01.

          "COMMITMENT AMOUNT" means an amount equal to $600,000,000.

          "COMMITMENT FEE" means $750,000.

          "CONFIDENTIAL INFORMATION" means the Basic Documents, the Purchased Note, all marketing information, financial information, terms sheets and other information concerning the transactions contemplated thereby, prepared by the Purchaser and its Affiliates.

          "DEFAULT" shall have the meaning provided in Section 3.01.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934.

          "GOVERNMENTAL ACTIONS" means any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

          "GOVERNMENTAL AUTHORITY" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction over the applicable Person.

          "GOVERNMENTAL RULES" means any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions, of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

          "INCREASE" means the increase of the Note Principal Balance through the purchase by the Purchaser of Additional Note Principal Balances sold pursuant to the terms hereof.

          "INDEMNIFIED PARTY" means the Purchaser and any of its officers, directors, employees, agents, representatives, assignees and Affiliates and any Person who controls the Purchaser or its Affiliates within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act.

          "INDENTURE" means the Indenture dated as of August 14, 1998, together with the Indenture Supplement, between the Issuer and the Indenture Trustee.

          "INVESTMENT COMPANY ACT" shall have the meaning provided in Section 5.01(i).

          "LIEN" means, with respect to any asset, (a) any mortgage, lien, pledge, charge, security interest, hypothecation, option or encumbrance of any kind in respect of such asset or (b) the interest of a vendor or lessor under

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any  conditional  sale  agreement,  financing  lease  or other  title  retention agreement relating to such asset.

          "PURCHASED NOTE" means the Series 1998-1 Note issued by the Issuer pursuant to the 1998-1 Indenture Supplement.

          "PURCHASER" means the Purchaser and its permitted successors and assigns.

          "SALE AND SERVICING AGREEMENT" means the Third Amended and Restated Sale and Servicing Agreement dated as of January 1, 2001 among FFCA Franchise Loan Owner Trust 1998-1, as Issuer, FFCA Acquisition Corporation, as Loan Originator, FFCA, as Servicer and LaSalle Bank National Association, as Indenture Trustee, as the same may be amended, modified or supplemented from time to time.

          "THIRD PARTY CLAIM" has the meaning specified in Section 9.02 hereof.

          SECTION 1.02. OTHER DEFINITIONAL PROVISIONS.

          (a) All terms defined in this Amended and Restated Note Purchase Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partially defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Amended and Restated Note Purchase Agreement shall refer to this Amended and Restated Note Purchase Agreement as a whole and not to any particular provision of this Amended and Restated Note Purchase Agreement; and Section, subsection, Schedule and Exhibit references contained in this Amended and Restated Note Purchase Agreement are references to Sections, subsections, and Exhibits in or to this Amended and Restated Note Purchase Agreement unless otherwise specified.

                                   ARTICLE II

         COMMITMENT, COMMITMENT FEE; CLOSING AND FUTURE SERIES OF NOTES

          SECTION 2.01. COMMITMENT.

          (a) On each Transfer Date and Collateral Value Excess Date during the Revolving Period, to the extent that the Outstanding Note Principal Balance (after giving effect to the proposed Increase) is less than the Committed

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Amount,  and subject to the terms and conditions  hereof and in accordance  with the other Basic Documents, the Purchaser agrees to fund such Increases in the Purchased Note subject to the terms and conditions and in reliance upon the covenants, representations and warranties set forth herein and in the other Basic Documents

          (b) On each Transfer Date and Collateral Value Excess Date during the Revolving Period, to the extent that the Note Principal Balance is equal to or greater than the Committed Amount, and subject to the terms and conditions hereof and the other Basic Documents, the Purchaser may, in its sole discretion, upon the request of the Issuer, fund Increases in the Purchased Note subject to the terms and conditions and in reliance upon the representations, warranties and covenants set forth herein and in the other Basic Documents; PROVIDED, that in no event shall the Note Principal Balance (after giving effect to such Increase) exceed the Maximum Note Principal Balance.

          (c) The Commitment Amount may be irrevocably reduced in whole or in part by the Issuer upon 5 Business Days prior written notice to the Purchaser, with a copy to the Indenture Trustee.

          SECTION 2.02. COMMITMENT FEE. On or prior to the initial Transfer Date, FFCA Acquisition Corp. shall pay or cause to be paid to the Purchaser the Commitment Fee. The Commitment Fee will be payable by wire transfer in immediately available funds, to the account of the Purchaser in accordance with the instructions set forth on Schedule I hereto.

          SECTION 2.03. CLOSING.

          The closing (the "CLOSING") of the execution of the Basic Documents and Purchased Note shall take place at 10:00 a.m. at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, on January 1, 2001, or if the conditions to closing set forth in Article IV of this Amended and Restated Note Purchase Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time, date and place as the parties shall agree upon (the date of the Closing being referred to herein as the "CLOSING DATE").

          SECTION 2.04. COMMITMENT TO PURCHASE FUTURE SERIES.

          For a period ending 365 days after the date hereof, the Purchaser covenants and agrees to, at the request of the Issuer, purchase from the Issuer the Notes of each Series hereafter issued on terms and conditions substantially similar to those set forth herein with respect to the Purchased Notes.

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                                   ARTICLE III

                TRANSFER DATES AND COLLATERAL VALUE EXCESS DATES

          SECTION 3.01. TRANSFER DATES AND COLLATERAL VALUE EXCESS DATES.

          (a)  Subject  to the  conditions  and terms set  forth  herein  and in
Section 2.06(a) of the Sale and Servicing Agreement with respect to each Transfer Date and Section 2.06(b) of the Sale and Servicing Agreement with respect to each Collateral Value Excess Date, the Issuer may request, and the Purchaser agrees to purchase Additional Note Principal Balances from the Issuer from time to time in accordance with, and upon the satisfaction, as of the applicable Transfer Date or Collateral Value Excess Date, as the case may be, of each of the following additional conditions:

          (i) With respect to each Transfer  Date,  each  condition set forth in
Section 2.06(a) of the Sale and Servicing Agreement shall have been satisfied and with respect to each Collateral Value Excess Date, each condition set forth in Section 2.06(b) of the Sale and Servicing Agreement shall have been satisfied;

          (ii) Each of the representations and warranties of the Issuer, FFCA Acquisition Corp. and the Depositor made in the Basic Documents shall be true and correct as of such date (except to the extent they expressly relate to an earlier or later time);

          (iii) The Issuer, FFCA Acquisition Corp. and the Depositor shall be in compliance with all of their respective covenants contained in the Basic Documents and the Purchased Note;

          (iv) No Event of Default under the Sale and Servicing Agreement or the Indenture and no other event that would constitute an "event of default" (however defined) under any other Basic Document or the Purchased Note or that with the giving of notice or passage of time or both could become an "event of default" (however defined) under any other Basic Document or the Purchased Note (each, a "DEFAULT") shall have occurred or shall be occurring; and

          (v) With respect to each Transfer Date, the Purchaser shall have received evidence reasonably satisfactory to it of the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the assignments required to be effected on such Transfer Date including, without limitation, the assignment of the Loans and the proceeds thereof required to be assigned pursuant to the related LPA Assignment, S&SA Assignment and the Indenture.

          (vi) With respect to the first Transfer Date only, counsel to the Servicer shall have delivered to the Purchaser favorable opinions, dated as of such Transfer Date to the effect that (i) the Indenture Trustee has a first priority perfected security interest in all cash held in the Distribution and Transfer Obligation Accounts and (ii) the Indenture Trustee has a first priority

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perfected  security  interest in all Permitted  Investments held in the Transfer
Obligation Account, in each case satisfactory in form and substance to the Purchaser and its counsel.

          (vii) With respect to the first Transfer Date only, for all Loans required or elected to be insured by the Environmental Policy and sold to the Trust on such date, a copy of the executed Environmental Policy and endorsements thereto, in form and substance satisfactory to the Initial Noteholder and its counsel.

          (b) The Purchaser, shall determine in its reasonable discretion whether each of the above conditions have been met and its determination shall be binding on the parties hereto.

          (c) (i) The price paid by the Purchaser on each Transfer Date for the related Additional Note Principal Balance shall be equal to 100% of such Additional Note Principal Balance, and shall be remitted not later than 3:00 p.m. New York City time on the Transfer Date by wire transfer of immediately available funds to the Advance Account. In the case of Table-Funded Loans, the Purchaser (acting pursuant to the instructions of the Issuer which are hereby given) shall disburse the related amount in respect of Additional Note Principal Balances to the Settlement Agent for releases in accordance with the related Escrow Instructions, as applicable.

          (ii) The price paid by the Purchaser on each Collateral Value Excess Date for the related Additional Note Principal Balance shall be equal to 100% of the amount of Additional Note Principal Balance requested by the Issuer, which amount shall not exceed the Collateral Value Excess as of such Collateral Value Excess Date, and shall be remitted not later than 3:00 p.m. New York City time on the Collateral Value Excess Date by wire transfer of immediately available funds to the Advance Account.

          (d) The Purchaser shall record on the schedule attached to the Purchased Note, the date and amount of any Additional Note Principal Balance purchased by it; PROVIDED, that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect the Purchaser's rights with respect to its Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance actually held. Absent manifest error, the Note Principal Balance of the Purchased Note as set forth in the Purchaser's records shall be binding upon the parties hereto, notwithstanding any notation or record made or kept by any other party hereto.

                                   ARTICLE IV

                             CONDITIONS PRECEDENT TO
                           EFFECTIVENESS OF COMMITMENT

          SECTION 4.01. CLOSING SUBJECT TO CONDITIONS PRECEDENT. The effectiveness of the Commitment hereunder is subject to the satisfaction at the time of the Closing of the following conditions (any or all of which may be waived by the Purchaser in its sole discretion):

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          (a)  PERFORMANCE  BY  THE  ISSUER,  FFCA  ACQUISITION  CORP.  AND  THE
DEPOSITOR. All the terms, covenants, agreements and conditions of the Basic Documents to be complied with and performed by the Issuer, FFCA Acquisition Corp. and the Depositor on or before the Closing Date shall have been complied with and performed in all material respects.

          (b) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Issuer, FFCA Acquisition Corp. and the Depositor made in the Basic Documents shall be true and correct in all material respects as of the Closing Date (except to the extent they expressly relate to an earlier or later time).

          (c) OFFICER'S CERTIFICATE. The Purchaser shall have received in form and substance reasonably satisfactory to the Purchaser an Officer's Certificate from FFCA Acquisition Corp. and the Depositor and a certificate of an Authorized Officer of the Issuer, dated the Closing Date, certifying to the satisfaction of the conditions set forth in the preceding paragraphs (a) and (b).

          (d) OPINIONS OF COUNSEL TO THE ISSUER, FFCA ACQUISITION CORP., SERVICER AND DEPOSITOR. Counsel to the Issuer, FFCA Acquisition Corp., Servicer and Depositor shall have delivered to the Purchaser favorable opinions, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchaser and its counsel.

          (e) OPINIONS OF COUNSEL TO THE INDENTURE TRUSTEE. Counsel to the Indenture Trustee shall have delivered to the Purchaser a favorable opinion, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchaser and its counsel.

          (f) OPINIONS OF COUNSEL TO THE OWNER TRUSTEE. Delaware counsel to the Owner Trustee of the Issuer shall have delivered to the Purchaser favorable opinions regarding the formation, existence and standing of the Issuer and of the Issuer's execution, authorization and delivery of each of the Basic Documents to which it is a party and such other matters as the Purchaser may reasonably request, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchaser and its counsel.

          (g) FILINGS AND RECORDATIONS. The Purchaser shall have received evidence reasonably satisfactory to it of (i) the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the assignment by FFCA Acquisition Corp. to the Depositor of FFCA Acquisition Corp.'s ownership interest in the Trust Estate including, without limitation, the Loans and the proceeds thereof, (ii) the completion of all recordings, registrations and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the assignment by the Depositor to the Issuer of the Depositor's ownership interest in the Trust Estate including, without limitation, the Loans and the proceeds thereof and (iii) the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the grant of a first priority perfected security interest in the Issuer's ownership interest in the

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Trust Estate including, without limitation, the Loans, in favor of the Indenture
Trustee, subject to no Liens prior to the Lien of the Indenture.

          (h) DOCUMENTS. The Purchaser shall have received a duly executed counterpart of each of the Basic Documents, the Purchased Note and each and every document or certification delivered by any party in connection with any of the Basic Documents or the Purchased Note, and each such document shall be in full force and effect.

          (i) ACTIONS OR PROCEEDINGS. No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, any of the transactions contemplated by the Basic Documents, the Purchased Note and the documents related thereto in any material respect.

          (j) APPROVALS AND CONSENTS. All Governmental Actions of all Governmental Authorities required with respect to the transactions contemplated by the Basic Documents, the Purchased Note and the documents related thereto shall have been obtained or made.

          (k) ACCOUNTS. The Purchaser shall have received evidence reasonably satisfactory to it that each Trust Account has each been established in accordance with the terms of the Sale and Servicing Agreement.

          (l) FEES AND EXPENSES. The Commitment Fee and such other fees and expenses payable by the Issuer, FFCA Acquisition Corp., and the Depositor pursuant to Section 8.02(b) shall have been paid.

          (m) OTHER DOCUMENTS. The Issuer, FFCA Acquisition Corp. and the Depositor shall have furnished to the Purchaser such other opinions, information, certificates and documents as the Purchaser may reasonably request.

          (n) PROCEEDINGS IN CONTEMPLATION OF SALE OF PURCHASED NOTE. All actions and proceedings undertaken by the Issuer, FFCA Acquisition Corp. and the Depositor in connection with the issuance and sale of the Purchased Note as herein contemplated shall be reasonably satisfactory in all respects to the Purchaser and its counsel.

          If any condition specified in this Section 4.01 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Purchaser by notice to FFCA Acquisition Corp. at any time at or prior to the Closing Date, and the Purchaser shall incur no liability as a result of such termination.

                                    ARTICLE V

      REPRESENTATIONS AND WARRANTIES OF THE ISSUER, FFCA ACQUISITION CORP.
                               AND THE DEPOSITOR

          The Issuer, FFCA Acquisition Corp. and the Depositor hereby jointly and severally make the following representations and warranties to the Purchaser, as of the Closing Date, and as of each Transfer Date and Collateral

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Value  Excess  Date,  and the  Purchaser  shall be deemed to have relied on such representations and warranties in making (or committing to make) purchases of Additional Note Principal Balances on each Transfer Date and Collateral Value Excess Date:

          SECTION 5.01. ISSUER.

          (a) The Issuer has been duly organized and is validly existing and in good standing as a business trust under the laws of the State of Delaware, with requisite trust power and authority to own its properties and to transact the business in which it is now engaged, and is duly qualified to do business and is in good standing (or is exempt from such requirements) in each State of the United States where the nature of its business requires it to be so qualified and the failure to be so qualified and in good standing would have a material adverse effect on the Issuer or any adverse effect on the interests of the Purchaser.

          (b) The issuance, sale, assignment and conveyance of the Purchased Note, the performance of the Issuer's obligations under each Basic Document to which it is a party and the consummation of the transactions therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than any Lien created by the Basic Documents), charge or encumbrance upon any of the property or assets of the Issuer or any of its Affiliates pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it or any of its Affiliates is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its organizational documents or any Governmental Rule applicable to the Issuer, in each case which could be expected to have a material adverse effect on the transactions contemplated therein.

          (c) No Governmental Action which has not been obtained is required by or with respect to the Issuer in connection with the execution and delivery of the Purchased Note. No Governmental Action which has not been obtained is required by or with respect to the Issuer in connection with the execution and delivery of any of the Basic Documents to which the Issuer is a party or the consummation by the Issuer of the transactions contemplated thereby.

          (d) The Issuer possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect its condition, financial or otherwise, or its earnings, business affairs or business prospects.

          (e) Each of the Basic Documents to which the Issuer is a party has been duly authorized, executed and delivered by the Issuer and is a valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

          (f) The execution, delivery and performance by the Issuer of each of its obligations under each of the Basic Documents to which it is a party will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the its properties are subject or of any statute, order or regulation applicable to the Issuer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer or any of its properties, in each case which could be expected to have a material adverse effect on any of the transactions contemplated therein.

          (g) The Issuer is not in violation of its organizational documents or in default under any agreement, indenture or instrument the effect of which violation or default would be material to the Purchaser. The Issuer is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer that materially and adversely affects, or may in the future materially and adversely affect (i) the ability of the Issuer to perform its obligations under any of the Basic Documents to which it is a party or (ii) the business, operations, financial condition, properties, assets or prospects of the Issuer.

          (h) There are no actions or proceedings against, or investigations of, the Issuer pending, or, to the knowledge of the Issuer threatened, before any Governmental Authority, court, arbitrator, administrative agency or other tribunal (i) asserting the invalidity of any of the Basic Documents, or (ii) seeking to prevent the issuance of the Purchased Note or the consummation of any of the transactions contemplated by the Basic Documents or the Purchased Note, or (iii) that, if adversely determined, could materially and adversely affect the business, operations, financial condition, properties, assets or prospects of the Issuer or the validity or enforceability of, or the performance by the Issuer of its respective obligations under, any of the Basic Documents to which it is a party or (iv) seeking to affect adversely the income tax attributes of the Purchased Note.

          (i) The Issuer is not, and neither the issuance and sale of the Purchased Note nor the activities of the Issuer pursuant to the Basic Documents, shall render the Issuer an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

          (j) It is not necessary to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

          (k) The Issuer is solvent and has adequate capital for its respective business and undertakings.

          (l) The chief executive offices of the Issuer are located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration, telecopy number: (302) 651-8882, telephone number (302) 651-1000.

          (m) There are no contracts, agreements or understandings between the Issuer and any Person granting such Person the right to require the filing at any time of a registration statement under the Act with respect to the Purchased Note.

          SECTION 5.02. SECURITIES ACT. Assuming the accuracy of the representations and warranties of and compliance with the covenants of the Purchaser, contained herein, the sale of the Purchased Note pursuant to this Agreement and the sale of Additional Note Principal Balances are each exempt from the registration and prospectus delivery requirements of the Act. In the case of each offer or sale of the Purchased Note, no form of general solicitation or general advertising was used by the Issuer, any Affiliates of the Issuer or any person acting on its or their behalf, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Issuer, any Affiliates of the Issuer nor any Person acting on its or their behalf has offered or sold, nor will the Issuer or any Person acting on its behalf offer or sell directly or indirectly, the Purchased Note or any other security in any manner that, assuming the accuracy of the representations and warranties and the performance of the covenants given by each Purchaser and compliance with the applicable provisions of the Indenture with respect to each transfer of the Purchased Note, would render the issuance and sale of any of the Purchased Note as contemplated hereby a violation of Section 5 of the Act or the registration or qualification requirements of any state securities laws, nor has any such Person authorized, nor will it authorize, any Person to act in such manner.

          SECTION 5.03. NO FEE. Neither the Issuer, FFCA Acquisition Corp., the Depositor nor any of their Affiliates has paid or agreed to pay to any Person any compensation for soliciting another to purchase the Purchased Note.

          SECTION  5.04.  INFORMATION.  The  information  provided  pursuant  to
Section 7.06(c) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          SECTION 5.05. THE PURCHASED NOTE. The Purchased Note has been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with this Amended and Restated Note Purchase Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture.

          SECTION 5.06. USE OF PROCEEDS. No proceeds of a purchase hereunder will be used (i) for a purpose that violates or would be inconsistent with Regulations G, T, U or X promulgated by the Board of Governors of the Federal

Reserve System from time to time or (ii) to acquire any security in any transaction in violation of Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

          SECTION 5.07. FFCA ACQUISITION CORP. AND THE DEPOSITOR. FFCA Acquisition Corp. and the Depositor hereby make to the Purchaser each of their respective representations, warranties and covenants set forth in Sections 3.01,
3.02 and 3.03 of the Sale and Servicing Agreement as of the Closing Date, as of each Transfer Date and as of each Collateral Value Excess Date (except to the extent that any such representation, warranty or covenant is expressly made as of another date).

          SECTION 5.08. TAXES, ETC. Any taxes, fees and other charges of Governmental Authorities applicable to the Issuer, FFCA Acquisition Corp. and the Depositor, except for franchise or income taxes, in connection with the execution, delivery and performance by the Issuer, FFCA Acquisition Corp. and the Depositor of each Basic Document to which they are parties, the issuance of the Purchased Note or otherwise applicable to the Issuer, FFCA Acquisition Corp. or the Depositor in connection with the Trust Estate have been paid or will be paid by the Issuer, FFCA Acquisition Corp. or the Depositor, as applicable, at or prior to the Closing Date, Transfer Date or Collateral Value Excess Date, as applicable, to the extent then due.

          SECTION 5.09. FINANCIAL CONDITION. On the date hereof, on each Transfer Date and on each Collateral Value Excess Date, neither the Issuer, FFCA Acquisition Corp. nor the Depositor is insolvent or the subject of any voluntary or involuntary bankruptcy proceeding.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                          WITH RESPECT TO THE PURCHASER

          The Purchaser hereby makes the following representations and warranties, as to itself, to the Issuer, FFCA Acquisition Corp. and the Depositor on which the same may rely in entering into this Amended and Restated Note Purchase Agreement.

          SECTION 6.01. ORGANIZATION. The Purchaser has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization with power and authority to own its properties and to transact the business in which it is now engaged.

          SECTION 6.02. AUTHORITY, ETC.. The Purchaser has all requisite power and authority to enter into and perform its obligations under this Amended and Restated Note Purchase Agreement and to consummate the transactions herein contemplated. The execution and delivery by the Purchaser of this Amended and Restated Note Purchase Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary organizational action on the part of the Purchaser. This Amended and Restated Note Purchase Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject as to enforcement to bankruptcy, reorganization, insolvency, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Neither the execution and delivery by the Purchaser of this Amended and Restated Note Purchase Agreement nor the consummation by the Purchaser of any of the transactions contemplated hereby, nor the fulfillment by the Purchaser of the terms hereof, will conflict with, or violate, result in a breach of or constitute a default under any term or provision of the Purchaser's organizational documents or any Governmental Rule applicable to the Purchaser.

          SECTION 6.03. SECURITIES ACT. The Purchaser will acquire the Purchased Note pursuant to this Amended and Restated Note Purchase Agreement without a view to any public distribution thereof, and will not offer to sell or otherwise dispose of the Purchased Note (or any interest therein) in violation of any of the registration requirements of the Act or any applicable state or other securities laws, or by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Act). The Purchaser acknowledges that it has no right to require the Issuer to register the Purchased Note under the Act or any other securities law.

          SECTION 6.04. INVESTMENT COMPANY ACT. The Purchaser is not required to register as an "investment company" nor is the Purchaser controlled by an "investment company" within the meaning of the Investment Company Act.

          SECTION 6.05. CONFLICTS WITH LAW . The execution, delivery and performance by the Purchaser of its obligations under this Amended and Restated Note Purchase Agreement will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound or of any statute, order or regulation applicable to the Purchaser of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Purchaser, in each case which could be expected to have a material adverse effect on the transactions contemplated therein.

          SECTION 6.06. CONFLICTS WITH AGREEMENTS, ETC. . The Purchaser is not in violation of its organizational documents or in default under any agreement, indenture or instrument the effect of which violation or default would be materially adverse to the Purchaser in the performance of its obligations or duties under any of the Basic Documents to which it is a party. The Purchaser is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Purchaser that materially and adversely affects, or may in the future materially and adversely affect the ability of the Purchaser to perform its obligations under this Amended and Restated Note Purchase Agreement.

                                   ARTICLE VII

        COVENANTS OF THE ISSUER, FFCA ACQUISITION CORP. AND THE DEPOSITOR

          SECTION 7.01. INFORMATION FROM THE ISSUER. So long as the Purchased Note remains outstanding, the Issuer, FFCA Acquisition Corp. and the Depositor shall each furnish to the Purchaser:

          (a) such information (including financial information), documents, records or reports with respect to the Trust Estate, the Loans, the Issuer, FFCA Acquisition Corp. or the Depositor as the Purchaser may from time to time reasonably request;

          (b) as soon as possible and in any event within five Business Days after the occurrence thereof, notice of each Event of Default under the Sale and Servicing Agreement and the Indenture, and each Default; and

          (c) promptly and in any event within 30 days after the occurrence thereof, written notice of a change in address of the chief executive office of the Issuer, FFCA Acquisition Corp. or the Depositor.

          SECTION 7.02. ACCESS TO INFORMATION. So long as the Purchased Note remains outstanding, each of the Issuer, FFCA Acquisition Corp. and the Depositor shall, at any time and from time to time during regular business hours, or at such other times upon reasonable notice to the Issuer, FFCA Acquisition Corp. or the Depositor, as applicable, permit the Purchaser, or its agents or representatives to:

          (a) examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Issuer, FFCA
Acquisition Corp. or the Depositor relating to the Loans as may be requested, and

          (b) visit the offices and property of the Issuer, FFCA Acquisition Corp. and the Depositor for the purpose of examining such materials described in clause (a) above.

          Except as provided in Section 10.05, any information obtained by the Purchaser pursuant to this Section 7.02 shall be held in confidence unless and to the extent such information (i) has become available to the public, (ii) is required or requested by any Governmental Authority or in any court proceeding or (iii) is required by any Governmental Rule.

          SECTION 7.03. OWNERSHIP AND SECURITY INTERESTS; FURTHER ASSURANCES. FFCA Acquisition Corp. and the Depositor will take all action necessary to maintain the Issuer's ownership interest in the Loans and the other items sold pursuant to Article II of the Sale and Servicing Agreement. The Issuer will take all action necessary to maintain the Indenture Trustee's security interest in the Loans and the other items pledged to the Indenture Trustee pursuant to the Indenture.

          Each of the Issuer, FFCA Acquisition Corp. and the Depositor agree to take any and all acts and to execute any and all further instruments reasonably necessary or requested by the Purchaser to more fully effect the purposes of this Amended and Restated Note Purchase Agreement.

          SECTION 7.04. COVENANTS. The Issuer, FFCA Acquisition Corp. and the Depositor shall each duly observe and perform each of their respective covenants set forth in each of the Basic Documents to which they are parties.

          SECTION 7.05. AMENDMENTS. Neither the Issuer, FFCA Acquisition Corp. nor the Depositor shall make, or permit any Person to make, any amendment, modification or change to, or provide any waiver under any Basic Document to which the Issuer, FFCA Acquisition Corp. or the Depositor, as applicable, is a party without the prior written consent of the Purchaser to the extent that such amendment, modification, change or waiver would materially and adversely affect the interests, rights or powers of the Purchaser under any of the Basic Documents.

          SECTION 7.06. WITH RESPECT TO THE EXEMPT STATUS OF THE PURCHASED NOTE.

          (a) Neither the Issuer, FFCA Acquisition Corp. nor the Depositor, nor any of their respective Affiliates, nor any Person acting on their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Purchased Note under the Securities Act.

          (b) Neither the Issuer, FFCA Acquisition Corp. nor the Depositor, nor any of their Affiliates, nor any Person acting on their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with any offer or sale of the Purchased Note.

          (c) On or prior to any Transfer Date or Collateral Value Excess Date, the Issuer, FFCA Acquisition Corp. and the Depositor will furnish or cause to be furnished to the Purchaser and any subsequent purchaser therefrom of Additional Note Principal Balance, if the Purchaser or such subsequent purchaser so request, a letter from each Person furnishing a certificate or opinion on the Closing Date as described in Section 4.01 hereof or on or before any such Transfer Date or Collateral Value Excess Date in which such Person shall state that such subsequent purchaser may rely upon such original certificate or opinion as though delivered and addressed to such subsequent purchaser and made on and as of the Closing Date or such Transfer Date or Collateral Value Excess Date, as the case may be, except for such exceptions set forth in such letter as are attributable to events occurring after the Closing Date or such Transfer Date or Collateral Value Excess Date.

          SECTION 7.07. OPTION TO PURCHASE FUTURE SERIES. In consideration of the Commitment hereunder and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Issuer, FFCA Acquisition Corp. and the Depositor each covenant and agree to, at the request of the Purchaser, sell to the Purchaser the Notes of each Series hereafter issued on terms and conditions substantially similar to those set forth herein.

                                  ARTICLE VIII

                              ADDITIONAL COVENANTS

          SECTION 8.01. LEGAL CONDITIONS TO CLOSING. The parties hereto will take all reasonable action necessary to obtain (and will cooperate with one another in obtaining) any consent, authorization, permit, license, franchise, order or approval of, or any exemption by, any Governmental Authority or any other Person, required to be obtained or made by it in connection with any of the transactions contemplated by this Amended and Restated Note Purchase Agreement.

          SECTION 8.02. EXPENSES.

          (a) The Issuer, FFCA Acquisition Corp. and the Depositor jointly and severally covenant that, whether or not the Closing takes place, except as otherwise expressly provided herein, all costs and expenses incurred in connection with this Amended and Restated Note Purchase Agreement and the transactions contemplated hereby shall be paid by the Issuer, FFCA Acquisition Corp. or the Depositor.

          (b) The Issuer, FFCA Acquisition Corp. and the Depositor jointly and severally covenant to pay as and when billed by the Purchaser all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and in the other Basic Documents (and any amendments thereto) including, without limitation, (i) all fees, disbursements and expenses of counsel to the Purchaser in an amount not to exceed $50,000, (ii) all fees and expenses of the Indenture Trustee and the Owner Trustee and their counsel and (iii) all fees and expenses of the Custodian and its counsel.

          SECTION 8.03. MUTUAL OBLIGATIONS. On and after the Closing, each party hereto will do, execute and perform all such other acts, deeds and documents as the other party may from time to time reasonably require in order to carry out the intent of this Amended and Restated Note Purchase Agreement.

          SECTION 8.04. RESTRICTIONS ON TRANSFER. The Purchaser agrees that it will comply with the restrictions on transfer of the Purchased Note set forth in the Indenture and resell the Purchased Note only in compliance with such restrictions.

          SECTION 8.05. CONFIDENTIALITY. Each of the Issuer, FFCA Acquisition Corp. and the Depositor shall hold in confidence all Confidential Information and shall not, at any time hereafter, use disclose or divulge any such information, knowledge or data to any Person except:

          (a) Information which at the time of disclosure is a part of the public knowledge or literature and readily accessible;

          (b) Information required to be disclosed by a Governmental  Authority;
or

          (c) Disclosure to a Person that has entered into a confidentiality agreement, acceptable to the Purchaser.

          SECTION 8.06. DETERMINATION OF LIBOR The Purchaser hereby covenants to determine LIBOR in accordance with the definition thereof in the Basic Documents.

          SECTION 8.07. OPINIONS. When obtained by FFCA, FFCA shall cause its counsel to deliver to the Purchaser, favorable opinions, dated as of the date of such delivery to the effect that (i) the Issuer will not be treated as an association (or publicly traded partnership) taxable as a corporation or as a taxable mortgage pool, for federal income tax purposes, (ii) the Notes shall be treated as the issuance of debt instruments by FFCA or an Affiliate thereof for federal income tax purposes, and (iii) the issuance of the Notes shall not cause FFCA to fail to qualify as a real estate investment trust, as described in
Section 856 of the Code, in each case satisfactory in form and substance to the Purchaser and its counsel.

                                   ARTICLE IX

                                 INDEMNIFICATION

          SECTION 9.01. INDEMNIFICATION OF PURCHASER. Each of the Issuer, FFCA Acquisition Corp. and the Depositor hereby agree to, jointly and severally, indemnify and hold harmless each Indemnified Party against any and all losses, claims, damages, liabilities, expenses or judgments (including accounting fees and legal fees and other expenses incurred in connection with this Amended and Restated Note Purchase Agreement or any other Basic Document and any action, suit or proceeding or any claim asserted) (collectively, "LOSSES"), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any breach of any representation, warranty or covenant of the Issuer, FFCA Acquisition Corp. or the Depositor, as the case may be, in this Amended and Restated Note Purchase Agreement or any other Basic Document; provided, however, that FFCA Acquisition Corp. shall not be so required to indemnify any such Person or to otherwise be liable to any such Person hereunder for any losses in respect of the performance of the Loans, the creditworthiness of the Borrowers under the Loans, changes in the market value of the Loans or other, similar investment risks associated with the Loans arising from a breach of any representation or warranty set forth in Section 3.02 or 3.04 of the Sale and Servicing Agreement, a remedy for the breach of which is provided in the Sale and Servicing Agreement. The indemnities contained in this Section 9.01 will be in addition to any liability which the Issuer, FFCA Acquisition Corp. or the Depositor may otherwise have pursuant to this Amended and Restated Note Purchase Agreement and any other Basic Document.

          SECTION 9.02. PROCEDURE AND DEFENSE. In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any Indemnified Party in respect of which indemnity may be sought pursuant to Section 9.01, such Indemnified Party shall promptly notify the Issuer, FFCA Acquisition Corp. and the Depositor in writing and, upon request of the Indemnified Party, the Issuer, FFCA Acquisition Corp. and the Depositor shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the indemnifying party may designate and shall pay the fees and disbursements of such counsel related to such proceeding; provided that no failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder. In any such action or proceeding, any Indemnified Party shall have the right to retain its own counsel subject to the reasonable approval of the Issuer, FFCA Acquisition Corp. and the Depositor. Expenses of counsel to any Indemnified Party shall be reimbursed by the Issuer, FFCA Acquisition Corp. and the Depositor as they are incurred. The Issuer, FFCA
Acquisition Corp. and the Depositor shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Neither the Issuer, FFCA Acquisition Corp. nor the Depositor will, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                                    ARTICLE X

                                  MISCELLANEOUS

          SECTION 10.01. AMENDMENTS. No amendment or waiver of any provision of this Amended and Restated Note Purchase Agreement shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 10.02. NOTICES. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopies) and mailed, telecopied (with a copy delivered by overnight courier) or delivered, as to each party hereto, as set forth in Schedule II hereto or as otherwise designated by such party in a written notice to the other parties hereto. All such notices and communications shall, be deemed effective upon receipt thereof, and, in the case of telecopies, when receipt is confirmed by telephone.

          SECTION 10.03. NO WAIVER; REMEDIES. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 10.04. BINDING EFFECT; ASSIGNABILITY.

          (a) This Amended and Restated Note Purchase Agreement shall be binding upon and inure to the benefit of the Issuer, FFCA Acquisition Corp., the Depositor and the Purchaser and their respective permitted successors and assigns (including any subsequent holders of the Purchased Note); PROVIDED, HOWEVER, neither the Issuer, FFCA Acquisition Corp. nor the Depositor shall have any right to assign their respective rights hereunder or interest herein (by operation of law or otherwise) without the prior written consent of the Purchaser.

          (b) The Purchaser may, in the ordinary course of its business and in accordance with applicable law including applicable securities laws, at any time sell to one or more Persons (each, a "Participant"), participating interests in all or a portion of its rights and obligations under this Amended and Restated Note Purchase Agreement. Notwithstanding any such sale by the Purchaser of participating interests to a Participant, the Purchaser's rights and obligations under this Amended and Restated Note Purchase Agreement shall remain unchanged, the Purchaser shall remain solely responsible for the performance thereof, and the Issuer, FFCA Acquisition Corp. and the Depositor shall continue to deal solely and directly with the Purchaser in connection with the Purchaser's rights and obligations under this Amended and Restated Note Purchase Agreement. Each of the Issuer and FFCA Acquisition Corp. also agrees that each Participant shall be entitled to the benefits of Article IX hereof; PROVIDED, however, that all amounts payable by the Issuer, FFCA Acquisition Corp. or the Depositor to the Participant shall be limited to the amounts which would have been payable directly to the Purchaser with respect to such participating interest had the Purchaser, rather than the participant, held such participating interest.

          (c) This Amended and Restated Note Purchase Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as all amounts payable with respect to the Purchased Note shall have been paid in full.

          SECTION 10.05. PROVISION OF DOCUMENTS AND INFORMATION. Each of the Issuer, FFCA Acquisition Corp. and the Depositor acknowledges and agrees that the Purchaser is permitted to provide to any subsequent Purchaser, permitted assignees and Participants, opinions, certificates, documents and other information relating to the Issuer, FFCA Acquisition Corp., the Depositor and the Loans delivered to the Purchaser pursuant to this Amended and Restated Note Purchase Agreement.

          SECTION 10.06. GOVERNING LAW; JURISDICTION. THIS AMENDED AND RESTATED NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. EACH OF THE PARTIES TO THIS AMENDED AND RESTATED NOTE PURCHASE AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

          SECTION 10.07. NO PROCEEDINGS.

          Until the date that is one year and one day after the last day on which any amount is outstanding under this Amended and Restated Note Purchase Agreement, FFCA Acquisition Corp., the Depositor and the Purchaser hereby covenant and agree that they will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          SECTION 10.08. EXECUTION IN COUNTERPARTS. This Amended and Restated Note Purchase Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          SECTION 10.09. RESERVED.

          SECTION 10.10. SURVIVAL. All representations, warranties, covenants, guaranties and indemnifications contained in this Amended and Restated Note Purchase Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale, transfer or repayment of the Purchased Note.

          SECTION 10.11. TAX CHARACTERIZATION. Each party to this Amended and Restated Note Purchase Agreement (a) acknowledges and agrees that it is the intent of the parties to this Amended and Restated Note Purchase Agreement that for all purposes, including federal, state and local income, single business and franchise tax purposes, the Purchased Note will be treated as evidence of indebtedness secured by the Loans and proceeds thereof and the trust created under the Indenture will not be characterized as an association (or publicly traded partnership) taxable as a corporation, (b) agrees to treat the Purchased Note for federal, state and local income, single business and franchise tax purposes as indebtedness and (c) agrees that the provisions of all Basic Documents shall be construed to further these intentions of the parties.

          SECTION 10.12 NO AGENCY. Nothing contained herein or in the Basic Documents shall be construed to create an agency or fiduciary relationship between the Purchaser and its Affiliates and the Issuer, Depositor, Loan Originator or the Servicer.

          IN WITNESS WHEREOF, the parties have caused this Amended and Restated Note Purchase Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

                                FFCA FRANCHISE LOAN OWNER TRUST 1998-1,
                                  as Issuer

                                By:  Wilmington Trust Company,
                                     not in its individual capacity but
                                     solely as Owner Trustee

                                By: /s/ Rosemary Pantano
                                    --------------------------------------------
                                    Name: Rosemary Pantano
                                    Title: Senior Financial Services Officer


                                FFCA ACQUISITION CORPORATION


                                By: /s/ Dennis L. Ruben
                                    --------------------------------------------
                                    Name: Dennis L. Ruben
                                    Title: Executive Vice President


                                MORGAN STANLEY SECURITIZATION FUNDING INC.,
                                  as Purchaser


                                By: /s/ Andrew B. Neuberger
                                    --------------------------------------------
                                    Name: Andrew B. Neuberger
                                    Title: Vice President


                                FFCA LOAN WAREHOUSE CORPORATION,
                                  as Depositor


                                By: /s/ Dennis L. Ruben
                                    --------------------------------------------
                                    Name: Dennis L. Ruben
                                    Title: Vice President


ACCEPTED AND AGREED

LASALLE BANK NATIONAL ASSOCIATION,
f/k/a LASALLE NATIONAL BANK, as Indenture Trustee

By: /s/ Lora J. Peloquin
    ----------------------------------
    Name: Lora J. Peloquin
    Title: Asst. Vice President

                                   SCHEDULE I

                          PURCHASER ACCOUNT INFORMATION

Citibank:  ABA Routing number:  021000089.
For the Account of MSSFI:  Account number:  40739088.

                                   SCHEDULE II

                             INFORMATION FOR NOTICES


             1.  if to the Issuer:

                          FFCA Franchise Loan Owner Trust 1998-1
                          c/o Wilmington Trust Company
                          Rodney Square North
                          1100 North Market Street
                          Wilmington, Delaware 19890
                          Attention:  Corporate Trust Administration

                          telecopy number:  (302) 651-8882
                          telephone number:  (302) 651-1000

             2.  if to FFCA Acquisition Corp.:

                          FFCA Acquisition Corporation
                          The Perimeter Center
                          17207 North Perimeter Drive
                          Scottsdale, Arizona 85255
                          Attention:  Dennis L. Ruben

                          telecopy number:  (602) 585-2226
                          telephone number:  (602) 585-4500

             3.  if to the Depositor:

                          FFCA Loan Warehouse Corporation
                          The Perimeter Center
                          17207 North Perimeter Drive
                          Scottsdale, Arizona 85255
                          Attention:  Dennis L. Ruben

                          telecopy number:  (602) 585-2226
                          telephone number:  (602) 585-4500

             4.  if to the Purchaser:

                          Morgan Stanley Securitization Funding Inc.
                          1585 Broadway
                          New York, New York 10036
                          Attention:  Peter Woroniecki

                          telecopy number:  (212) 761-0710
                          telephone number:  (212) 761-2063